Taxes on Income	12 Months Ended
Dec. 31, 2017
Taxes on Income [Abstract]
TAXES ON INCOME
NOTE 21:-	TAXES ON INCOME

a.	Israeli taxation:

1.	Corporate tax rate in Israel:

The Israeli corporate income tax rate was 24% in 2017, 25% in 2016 and 26.5% in 2015.

In December 2016, the Israeli Parliament approved the 2016 Amendment which reduced the corporate income tax rate to 24% (instead of 25%) effective from January 1, 2017 and to 23% effective from January 1, 2018.

2.	Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (“the Law”):

Certain of Formula’s Israeli subsidiaries have been granted “Approved Enterprise” and “Preferred Enterprise” status pursuant to the Law, which provides certain tax benefits including tax exemptions and reduced tax rates. Income not eligible for Approved Enterprise and Preferred Enterprise benefits is subject to corporate tax at the rate that would have otherwise been applicable on the Approved or Preferred Enterprise’s income.

The entitlement to the above benefits is conditional upon the continues fulfillment of the conditions stipulated by the Laws and regulations published thereunder and the letters of approval for the specific investments in “approved enterprises”. Should any of Formula’s Israeli subsidiaries fail to meet such requirements in the future, income attributable to their relevant entity’s Approved Enterprise or Preferred Enterprise programs could be subject to the statutory Israeli corporate tax rate, and the entity could be required to refund a portion of the tax benefits already received with respect to such programs in whole or in part, including interest and CPI linkage.

On December 29, 2010, the Knesset approved an additional amendment to the Law for the Encouragement of Capital Investments, 1959 (“2011 Amendment”). According to the 2011 Amendment, a reduced uniform corporate tax rate for exporting industrial enterprises (over 25%) was established. The reduced tax rate will not be program dependent and will apply to the “Preferred Enterprise’s” (as such term is defined in the Investment Law) entire income. Pursuant to the 2011 Amendment, a “Preferred Enterprise” is entitled to a reduced corporate tax rate. Such corporate tax rate was determined to be 16% for 2014 until 2016.

As of December 31, 2011 and 2015, Magic and some of Sapiens Israeli subsidiaries, respectively, had filed a notice to the Israeli tax authorities in order to apply the new benefits under the 2011 Amendment and therefore subjected to the amended tax rate of 16%.

The Amendment also prescribes that any dividends distributed to individuals or foreign residents from the preferred enterprise’s earnings as above will be subject to tax at a rate of 20%.

New Amendment- Preferred Technology Enterprise

In December 2016, the Israeli Knesset passed Amendment 73 to the Investment Law which included a number of changes to the Investments Law regimes. Certain changes were scheduled to come into effect beginning January 1, 2017, provided that regulations are promulgated by the Finance Ministry to implement the “Nexus Principles” based on OECD guidelines recently published as part of the Base Erosion and Profit Shifting (BEPS) project. The regulations have been approved on May 1, 2017 and accordingly, these changes have come into effect. Applicable benefits under the new regime include:

Introduction of a benefit regime for “Preferred Technology Enterprises” granting a 12% tax rate in central Israel – on income deriving from Intellectual Property, subject to a number of conditions being fulfilled, including a minimal amount or ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual income derived from exports. Preferred Technology Enterprise (“PTE”) is defined as an enterprise which meets the aforementioned conditions and for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion. A 12% capital gains tax rate on the sale of a preferred intangible asset to a foreign affiliated enterprise, provided that the asset was initially purchased from a foreign resident at an amount of NIS 200 million or more.

A withholding tax rate of 20% for dividends paid from PTE income (with an exemption from such withholding tax applying to dividends paid to an Israeli company). Such rate may be reduced to 4% on dividends paid to a foreign resident company, subject to certain conditions regarding percentage of foreign ownership of the distributing entity.

Starting 2017, certain of the Company’s subsidiaries’ taxable income in Israel is entitled to a preferred 12% tax rate under Amendment 73 to the Investment Law.

3.	Tax benefits under the Israeli Law for the Encouragement of Industry (Taxes), 1969:

It is Formula’s management’s belief that certain of its Israeli investees currently qualify as an “Industrial Company,” within the meaning of the Law for the Encouragement of Industry (Taxes), 1969 (the “Industrial Encouragement Law”). That Industrial Encouragement Law defines an “Industrial Company” as a company that is resident in Israel and that derives at least 90% of its income in any tax year, other than income from defense loans, capital gains, interest and dividends, from an enterprise whose major activity in a given tax year is industrial production. Under the Industrial Encouragement Law, these Israeli subsidiaries are entitled to amortization of the cost of purchased know-how and patents over an eight-year period for tax purposes as well as accelerated depreciation rates on equipment and buildings. Eligibility for the benefits under the Industrial Encouragement Law is not subject to receipt of prior approval from any governmental authority.

4.	Foreign Exchange Regulations:

Under the Foreign Exchange Regulations, certain Israeli subsidiaries of Formula calculate their tax liability in dollars according to certain orders. The tax liability, as calculated in dollars is translated into NIS according to the exchange rate as of December 31 of each year.

5.	Structural changes in Matrix:

On August 22, 2016, a tax ruling was signed determining that from December 31, 2015 as part of the merger procedures, 5 companies wholly owned directly or indirectly by Matrix IT, will transfer all their assets and liabilities, subject to the provisions of section 103 of the Tax income.

On August 21, 2017, a tax ruling was signed determining that from December 31, 2016 as part of the merger procedures, 4 companies wholly owned directly or indirectly by Matrix IT will transfer all their assets and liabilities, subject to the provisions of section 103 of the Tax income.

On December 27, 2017 Matrix applied for a merger process as an extension of the above mentioned merger for 2 additional companies holly owned directly or indirectly by Matrix IT , subject to the provisions of section 103 of the Israeli Income Tax Ordinance. The approval is pending.

b.	Non-Israeli investees:

Non-Israeli investees are taxed according to the tax laws in their respective country of residence. Neither Israeli income taxes, foreign withholding taxes nor deferred income taxes were provided in relation to undistributed earnings of the non-Israelis subsidiaries. This is because the Group intends to permanently reinvest undistributed earnings in the foreign subsidiaries in which those earnings arose. If these earnings were distributed to Israel in the form of dividends or otherwise, the Group would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and non-Israeli withholding taxes.

The amount of undistributed earnings of foreign subsidiaries and affiliates that are considered to be reinvested as of December 31, 2017 was $77,231. However, a determination of the amount of the unrecognized deferred tax liability for temporary difference related to those undistributed earnings of foreign subsidiaries is not practicable due to the complexity of the structure of our group of investees for tax purposes and the difficulty of projecting the amount of future tax liability.

The amount of cash and cash equivalents that were held by the Group’s investees outside of Israel and would have been subject to income taxes if distributed as dividend as of December 31, 2016 and 2017 was $61,993 and $48,628, respectively.

c.	Tax Reform- United States of America

The U.S. Tax Cuts and Jobs Act of 2017 (“TCJA”) was approved by US Congress on December 20, 2017 and signed into law by US President Donald J. Trump on December 22, 2017. This legislation makes complex and significant changes to the U.S. Internal Revenue Code. Such changes include a reduction in the corporate tax rate and limitations on certain corporate deductions and credits, among other changes.

The TCJA reduces the U.S. federal corporate income tax rate from 35% to 21% effective January 1, 2018. In addition, the TCJA makes certain changes to the depreciation rules and implements new limits on the deductibility of certain expenses and deduction.

Except for one US subsidiary which has a share interest in a subsidiary in India, the all other Group’s subsidiaries in the United States do not have any foreign subsidiaries and, therefore, the remaining provisions of the Act have no material impact on the Company’s results of operations.

The Group re-measured its U.S. deferred tax assets and liabilities, based on the rates at which they are expected to reverse in the future.

The SEC staff has issued SAB 118 which will allow the Company to record provisional amounts during a measurement period. The Group has concluded that a reasonable estimate could be developed for the effects of the tax reform. However, due to the short time frame between the enactment of the reform and the year end, its fundamental changes, the accounting complexity, and the expected ongoing guidance and accounting interpretations over the next 12 months, the Group considers the accounting of the deferred tax re-measurement and other items to be incomplete.

d.	Net operating loss carried forward:

Formula

Formula stand-alone had cumulative losses for tax purposes as of December 31, 2017 totaling approximately $74,260 (as of December 31, 2016, the amount was $61,960), which can be carried forward and offset against taxable income in the future for an indefinite period.

Matrix

Matrix had cumulative losses for tax purposes as of December 31, 2017 totaling approximately $38,120 (as of December 31, 2016, the amount was $34,890), which can be carried forward and offset against taxable income in the future for an indefinite period.

Magic

As of December 31, 2017, Magic and its subsidiaries had operating loss carry forwards of $ 19,478 (as of December 31, 2016, the amount was $17,183), which can be carried forward and offset against taxable income in the future for an indefinite period.

Utilization of U.S. net operating losses may be subject to substantial annual limitations due to the “change in ownership” provisions (“annual limitations”) of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

Sapiens

As of December 31, 2017, certain subsidiaries of Sapiens had tax loss carry-forwards totaling approximately $35,647 (as of December 31, 2016, the amount was $24,177). Most of these carry-forward tax losses have no expiration date.

Insync

Insync didn’t have cumulative losses for tax purposes as of December 31, 2017 (and also as of December 31, 2016).

Michpal

Michpal didn’t have cumulative losses for tax purposes as of December 31, 2017.

Formula and its subsidiaries and its affiliates have cumulative losses for tax purposes as of December 31, 2017 totaling approximately $175,965 (as of December 31, 2016, the amount was $145,870), of which $146,978 was in respect of companies in Israel which can be carried forward and offset against taxable income in the future for an indefinite period (as of December 31, 2016, the amount was $118,997), and approximately $28,987 of which was in respect of companies abroad (as of December 31, 2016, that amount was $26,873).

e.	Income tax assessments:

Formula and its subsidiaries are routinely examined by various taxing authorities. Below is a summary of the income tax assessments of Formula and its subsidiaries:

Formula

Formula has received final tax assessments (or assessments that are deemed final) through the tax year 2012.

Matrix

Matrix and subsidiaries has received final tax assessments (or assessments that are deemed final) through the tax year 2013.

Magic

Magic and its Israeli subsidiaries have received final tax assessments (or assessments that are deemed final) through the year 2012.

Sapiens

Tax assessments filed by part of Sapiens’ Israeli subsidiaries through the year ended December 31, 2012 are considered to be final (or are deemed final).

f.	Deferred tax assets (liabilities), net:

1.	Composition, net:

	December 31,
	2016		2017
Net operating losses carried forward		$6,903	$8,081
Allowances, reserves and intangible assets		(19,108)	(25,015)
Capitalized software costs		(267)	(92)
Differences in measurement basis (cash basis for tax purposes)		(3,330)	(3,701)
Total	$	*) (15,802)	$(20,727)

*)	Adjustment to comparative data (See Note 4(iv)(f)).

2.	Presentation in balance sheets:

	December 31,
	2016	2017
Deferred taxes assets	$15,227	$15,878
Deferred tax liabilities	*) (31,029)	(36,605)
	$(15,802)	$(20,727)

*)	Adjustment to comparative data (See Note 4(iv)(f)).

g.	Income before taxes on income:

	Year ended December 31,
	2015	2016	2017

Domestic (Israel)	$51,735	$51,552	$38,204
Foreign	14,603	25,711	14,607

Total	$66,338	$77,263	$52,811

h.	Taxes on income (tax benefit) consist of the following:

	Year ended December 31,
	2015	2016	2017

Current taxes	$15,350	$20,952	$22,375
Deferred taxes	634	211	(9,004)

Total	$15,984	$21,163	$13,371

i.	Theoretical tax:

The following table presents reconciliation between the theoretical tax expense, assuming that all income was taxed at statutory tax rates, and the actual income tax expense, as recorded in the Company’s statements of income:

	Year ended December 31,
	2015	2016	2017

Income before income taxes, as per the statement of operations	$66,338	$77,263	$52,811

Statutory tax rate in Israel	26.5%	25%	24%

Tax computed at the statutory tax rate	17,579	19,316	12,675

Non-deductible expenses (non-taxable income) net and tax-deductible costs not included in the accounting costs	1,358	978	1,522
Effect of different tax rates	(54)	(1,143)	843
Effect of “Approved, Beneficiary or Preferred Enterprise” status	(2,406)	(1,338)	(252)
Group’s share of profits of companies accounted for at equity	-	(87)	(270)
Deferred taxes on current losses (utilization of carry forward losses) and temporary differences for which a valuation allowance was provided, net	1,676	1,442	4,695
Effect of change in tax rates	-	112	(5,796)
Taxes in respect of prior years	(1,284)	1,718	(227)
Non-refundable withholding tax and tax advances	-	121	178
Other	(885)	44	3

Taxes on income	15,984	$21,163	$13,371

j.	Uncertain tax positions:

A reconciliation of the beginning and ending amount of total unrecognized tax benefits in Formula’s subsidiaries is as follows:

Balance as of January 1, 2015	1,625

Increase due to consolidation in a subsidiary (1)	154
Decrease related to prior years’ tax positions	(326)
Increase related to current year tax positions	1,039

Balance as of December 31, 2015	2,492

Increase due to consolidation in a subsidiary	227
Decrease related to prior years’ tax positions	(286)
Increase related to current year tax positions	847

Balance as of December 31, 2016	3,280

Increase due to consolidation in a subsidiary	66
Decrease related to prior years’ tax positions	(135)
Increase related to current year tax positions	813
Balance as of December 31, 2017	4,024

(1)	The amount initially consolidated as part of the acquisition of subsidiary in 2015 is net of Tax Deducted at Source assets in an amount of $635

The Group recognizes accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense. For the years ended December 31, 2015, 2016 and 2017, the amounts recognized, on a consolidated basis, for interest and penalties expenses related to uncertain tax positions were $224, $68 and $82, respectively. In addition, the Group’s consolidated liability for unrecognized tax benefits including accrued interest and penalties related to uncertain tax positions was $490 and $572 at December 31, 2016 and 2017, respectively, which is included within income tax accrual in the Group’s consolidated balance sheets.

The entire balance of unrecognized tax benefits, if recognized, would reduce the Company’s annual effective tax rate.